Impairment of goodwill and other non-current assets	12 Months Ended
Dec. 31, 2017
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Impairment of goodwill and other non-current assets
18.	Impairment of goodwill and other non-current assets

As of December 31, 2017 and 2016, the Group performed an impairment analysis of goodwill and other non-current assets at the level of cash generating units (CGU). The Group considers the relationship between market capitalization and its book value, among other factors, when reviewing for indicators of impairment. Goodwill acquired through business combinations has been allocated to CGUs for impairment testing as follows (before impairment write-downs):

		Goodwill
Cash generating units	Segment	December 31, 2017	December 31, 2016
Yakutugol	Mining	13,399	13,399
Southern Kuzbass Power Plant	Power	2,382	2,382
Kuzbass Power Sales Company	Power	1,026	1,026
Port Posiet	Mining	756	756
Chelyabinsk Metallurgical Plant	Steel	556	580
Southern Kuzbass Coal Company	Mining	143	143
Port Temryuk	Mining	69	69
Bratsk Ferroalloy Plant	Steel	0	2,930

Total		18,331	21,285

As of December 31, 2017 and 2016, the recoverable amount of CGUs was determined based on value in use. The material assumptions that drive the value in use are represented by projected prices, sales volumes, operating costs, terminal growth rates and discount rates. Some of these assumptions materially deviate from the Group’s historical results primarily due to the market downturns and economic slowdowns in the recent years in Russia. All these material assumptions are based on the Group’s projections and are subject to risk and uncertainty.

The forecasted period for non-mining subsidiaries of the Group was assumed to be five years to reach stabilized cash flows. As of December 31, 2017, the value beyond the forecasted period was based on the terminal growth rates of 2%-4%. For mining subsidiaries of the Group the forecasted period was based on the remaining life of the mines.

Discount rates used in the impairment test for goodwill and non-current assets were estimated in nominal terms on the weighted average cost of capital basis. Inflation and discount rates, range of discount rates, estimated for each year for the forecasted period, were as follows:

	Forecast period, years
For the year ended December 31, 2016	2017	2018	2019	2020	2021
Inflation rate in Russia	5.1%	4.0%	4.0%	4.0%	4.0%
Inflation rate in Europeans countries	3.3%	3.1%	3.1%	3.1%	3.0%
Discount rate, %	8.9%-19.0%	8.9%-19.0%	8.9%-19.0%	8.9%-19.0%	8.9%-19.0%

For the year ended December 31, 2017	2018	2019	2020	2021	2022
Inflation rate in Russia	4.0%	4.0%	4.0%	4.0%	4.0%
Inflation rate in Europeans countries	2.9%	2.9%	2.9%	2.8%	2.8%
Discount rate, %	9.19%-17.72%	9.19%-17.72%	9.19%-17.72%	9.19%-17.72%	9.19%-17.72%

For CGUs which cash flows relate to mineral assets, future cash flows include estimates of recoverable minerals that will be obtained from proved and probable reserves, mineral prices (considering current and historical prices, price trends and other related factors), production levels, capital and reclamation costs, all based on the life of mine models prepared by the Group’s engineers. The Group believes that the values assigned to key assumptions and estimates represent the most realistic assessment of future trends.

Impairment of goodwill

According to the results of the impairment analysis of goodwill, no impairment loss as of December 31, 2017 was recognized.

According to the results of the impairment analysis of goodwill, an impairment loss as of December 31, 2016 was recognized in the following CGU:

Cash generating units	Impairment loss on goodwill at December 31, 2016
Bratsk Ferroalloy Plant (BFP)	2,930

Total	2,930

Impairment of goodwill at BFP was recognized due to the changes in expectations of long-term prices for ferrosilicon and in forecasted production volumes accompanied by the increased forecasted costs.

Impairment of non-current assets

According to the results of the impairment analysis, impairment of non-current assets was identified for the following CGUs as of December 31, 2017:

Cash generating units	Impairment loss on non-current assets identified as a result of impairment tests at December 31, 2017
Korshunov Mining Plant (KMP)	2,271
Izhstal	2,130
Bratsk Ferroalloy Plant (BFP)	151

Total	4,552

The carrying value of property, plant and equipment and the mineral licenses at KMP of RUB 1,631 million and RUB 640 million, respectively, was written down to nil as of December 31, 2017 due to the decline in long-term forecast for iron ore prices, increase in transportation cost per tonne and growth of stripping costs required for removal of landslide deformations. Impairment of non-current assets at Izhstal of RUB 2,130 million was caused by significant increase in production costs for raw materials, specifically by increase in purchase price for electrodes expected to be maintained for a long-term period. The remaining carrying value of the property, plant and equipment of Izhstal was 2,871 RUB million. Impairment of property, plant and equipment at BFP of RUB 151 million was recognized due to the extension of planned period of furnace shutdown for compulsory repair works. The remaining carrying value of the property, plant and equipment and mineral licenses of BFP was RUB 1,258 million.

The carrying value of individual items of the non-current assets for the respective entity was impaired due to the decline by the regulatory authorities to extend the term of mineral license for exploration and extraction:

Subsidiaries	Impairment loss on non-current assets identified for individual items of assets at December 31, 2017
Southern Kuzbass Coal Company (SKCC)	1,529

Total	1,529

According to the results of the impairment analysis, impairment of non-current assets was identified for the following CGUs as of December 31, 2016:

Cash generating units	Impairment loss on non-current assets identified as a result of impairment tests at December 31, 2016
Bratsk Ferroalloy Plant (BFP)	697
Mechel Service Romania	203

Total	900

The carrying value of individual items of the assets for the respective entities was impaired due to inability to generate economic benefits:

Subsidiaries	Impairment loss on non-current assets identified for individual items of assets at December 31, 2016
Yakutugol	572
Port Temryuk	389
Southern Kuzbass Coal Company (SKCC)	277
Maritime Cargo Shipping.	98
Cognor	36

Total	1,372

Sensitivity analysis

Reasonably possible change in key assumptions used in calculations of value in use could impact recoverable amount which was most sensitive to the growth of discount rate, cash flows growth rates after the forecasted period and change in operating profit due to changes in sales and extraction volumes, sales prices and costs.

Based on the sensitivity analysis carried out as of December 31, 2017, a 5% decrease in future planned revenues would trigger impairment of goodwill of RUB 2,279 million at Southern Kuzbass Power Plant, additional impairment of property, plant and equipment and mineral licenses at BFP of RUB 1,258 million, impairment of property, plant and equipment of RUB 2,651 million at Izhstal.

For the cash-generating units, which were not impaired in the reporting period and for which the reasonably possible changes could lead to impairment, the recoverable amounts would become equal to their carrying amounts if the assumptions used to measure the recoverable amounts changed by the following percentages: increase in discount rate by 1% or decrease in sales prices by 2.8% at Elga coal deposit, decrease in sales prices by 0.9% at Southern Kuzbass Power Plant and decrease in growth rate by 1.3% at Southern Kuzbass Power Plant. The recoverable amounts of Elga coal deposit and Southern Kuzbass Power Plant based on initial key assumptions exceed the carrying amounts by RUB 33,558 million and RUB 473 million, respectively.

Reasonably possible changes in other key assumptions used in assessing recoverable amount of CGUs as of December 31, 2017 do not lead to excess of carrying value over recoverable amount.

Based on the sensitivity analysis carried out as of December 31, 2016, a 5% decrease in future planned revenues would trigger impairment of goodwill of RUB 1,026 million, property, plant and equipment of RUB 644 million at KPSC, additional impairment of property, plant and equipment at BFP of RUB 1,363 million and impairment of property, plant and equipment of RUB 1,996 million at Izhstal.